Exhibit 3.2

FORM NO. 6

[GRAPHIC]

BERMUDA

CERTIFICATE OF INCORPORATION

I hereby in accordance with the provisions of section 14 of the Companies Act, 1981, issue this Certificate of Incorporation and do certify that on the 16th day of October 1987

SEALINK BRITISH FERRIES LTD.

was registered by me in the Register maintained by me under the provisions of the said section and that the status of the said company is that of an exempted company.

Given under my hand this 16th day of October 1987.

[SEAL]

[SIGNATURE]
for Registrar of Companies

FORM NO. 3a

[GRAPHIC]

BERMUDA

CERTIFICATE OF INCORPORATION
ON CHANGE OF NAME

I hereby certify that

SEALINK BRITISH FERRIES LTD.

having by resolution and with the approval of the Registrar of Companies changed its name, is now registered under the name of

SeaCo Ltd.

Given under my hand the 31st day of August 1990.

[SEAL]

[SIGNATURE]
for Registrar of Companies

FORM NO. 3a

[GRAPHIC]

BERMUDA

CERTIFICATE OF INCORPORATION
ON CHANGE OF NAME

I hereby certify that

SeaCo Ltd.

having by resolution and with the approval of the Registrar of Companies changed its name, is now registered under the name of

Orient-Express Hotels Ltd.

Given under my hand the 25th day of July 1994.

[SEAL]
[SIGNATURE]
for Registrar of Companies

FORM NO. 7a	REGISTRATION NO. 13215

[LOGO]

BERMUDA

CERTIFICATE OF DEPOSIT OF
MEMORANDUM OF INCREASE OF SHARE CAPITAL

THIS IS TO CERTIFY that a Memorandum of Increase of Share Capital of

Orient-Express Hotels Ltd.

was delivered to the Registrar of Companies on the 9th day of June 2011 in accordance with section 45(3) of the Companies Act 1981 (“the Act”).

[SEAL]	Given under my hand and Seal of the
REGISTRAR OF COMPANIES this
13th day of June 2011.

[Signature] for REGISTRAR OF COMPANIES

Capital prior to increase:	US$	2,700,000.00
Amount of increase:	US$	1,200,000.00
Present Capital:	US$	3,900,000.00

FORM NO. 7a	REGISTRATION NO. 13215

[LOGO]

BERMUDA

CERTIFICATE OF DEPOSIT OF
MEMORANDUM OF INCREASE OF SHARE CAPITAL

THIS IS TO CERTIFY that a Memorandum of Increase of Share Capital of

ORIENT-EXPRESS HOTELS LTD.

was delivered to the Registrar of Companies on the 19TH day of MAY, 2000 in accordance with section 45(3) of THE COMPANIES ACT 1981 (“the Act”).

[SEAL]	Given under my hand and Seal of the
REGISTRAR OF COMPANIES this
26TH day of MAY, 2000.

[Signature] for REGISTRAR OF COMPANIES

Capital prior to increase:	US$	12,000.00
Amount of increase:	US$	2,688,000.00
Present Capital:	US$	2,700,000.00

FORM NO. 16a	REGISTRATION NO. 13215

[LOGO]

BERMUDA

CERTIFICATE OF REGISTRATION OF
ALTERATION OF DENOMINATION OF CAPITAL

THIS IS TO CERTIFY that an Alteration of Denomination of Share Capital of

ORIENT-EXPRESS HOTELS LTD.

was delivered to the Registrar of Companies on the 26TH day of MAY, 2000 in accordance with THE COMPANIES ACT 1981 (“the Act”).

[SEAL]	Given under my hand and Seal of the REGISTRAR OF COMPANIES this 26TH day of MAY, 2000.

[Signature]
for REGISTRAR OF COMPANIES

Capital before Conversion:	UK(pound) 8,000.00
Capital after Conversion:	US$ 12,000.00

FORM NO. 2

[GRAPHIC]

BERMUDA

THE COMPANIES ACT 1981
MEMORANDUM OF ASSOCIATION OF
COMPANY LIMITED BY SHARES
(SECTION 7(1) AND (2))

SECOND ALTERATION MEMORANDUM OF ASSOCIATION

OF

SEALINK BRITISH FERRIES LTD.

- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
(hereinafter referred to as “the Company”)

1.	The liability of the members of the Company is limited to the amount (if any) for the time being unpaid on the shares respectively held by them.

2.	We, the undersigned, namely,

NAME/ADDRESS	BERMUDIAN STATUS (Yes/No)	NATIONALITY	NUMBER OF SHARES SUBSCRIBED
Ian Hilton Thirty Cedar Avenue, Hamilton HM 09, Bermuda	Yes	British	1
Ruby L. Rawlins Thirty Cedar Avenue, Hamilton HM 09, Bermuda	Yes	British	1
Marcia De Couto Thirty Cedar Avenue, Hamilton HM 09, Bermuda	Yes	British	1
Sheila Moran Thirty Cedar Avenue, Hamilton HM 09, Bermuda	Yes	British	1
do hereby respectively agree to take such number of shares of the Company as may be allotted to us respectively by the provisional directors of the Company, not exceeding the number of shares for which we have respectively subscribed, and to satisfy such calls as may be made by the directors, provisional directors or promoters of the Company in respect of the shares allotted to us respectively.

3.	The Company is to be an exempted Company as defined by the Companies Act 1981.

4.	The Company has power to hold land situated in Bermuda not exceeding in all, including the following parcels--

Not Applicable

5.	The Company does not propose* to carry on business in Bermuda.

6.
The authorised share capital of the Company is (pound) 8,000.00 divided into shares of U.K. one pound each. The minimum subscribed share capital of the Company is (pound) 8,000.00 in United Kingdom currency.

7.
Subject to any provision of law, including a provision of the Companies Act, 1981 or any other act, or any other provision in this memorandum: (a) the objects and powers of the Company are unrestricted; and (b) the Company has the capacity, rights, powers and privileges of a natural person.

*Delete as applicable.

Signed by each subscriber in the presence of at least one witness attesting the signature thereof--

[SIGNATURES]

/s/ Ian Hilton	/s/ Maria Place

/s/ Ruby L. Rawlins	/s/ Maria Place

/s/ Marcia DeCouto	/s/ Maria Place

/s/ Sheila Moran	/s/ Maria Place

(Subscribers)	(Witnesses)

SUBSCRIBED this 9th day of October 1987.